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                                                                     Exhibit 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 of Pamrapo, Inc. (the "Company") of our report dated February 15, 2002, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                                        /s/ Radics & Co., LLC
                                                        ---------------------
                                                        Radics & Co., LLC


March 29, 2002
Pine Brook, New Jersey